Exhibit 99.2

SIXTEENTH AMENDMENT TO

FINANCING AGREEMENT

THIS SIXTEENTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated this 17th day of March, 2023, and becoming effective as described in Section 3.2 hereof, is made by and among:

CROWN CRAFTS, INC., a Delaware corporation (“CCI”);

SASSY BABY, INC. (f/k/a Hamco, Inc.), a Louisiana corporation (“Sassy”);

NOJO BABY & KIDS, INC. (f/k/a Crown Crafts Infant Products, Inc.), a Delaware corporation (together with CCI and Sassy, the “Companies” and each a “Company”);

THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (“CIT”);

MANHATTAN GROUP, LLC, a Wyoming limited liability company (“Manhattan”);

and

MANHATTAN TOY EUROPE, Limited, a United Kingdom limited company

(“MTE”),

to the Financing Agreement, dated July 11, 2006 (as amended, modified, restated or supplemented from time to time, the “Financing Agreement”), among CIT and the Companies. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Financing Agreement.

RECITALS

A.    Pursuant to the Financing Agreement, CIT has agreed to make loans and extend credit to the Companies in the amounts, upon the terms and subject to the conditions contained therein.

B.      CIT and the Companies have agreed to make certain changes to the Financing Agreement pursuant to the terms and conditions of this Amendment.

C.     Reference is made to Factoring Agreement Consolidation and Joinder Letter dated April 30, 2019 executed between the Companies and CIT (the “Consolidation Letter”) pursuant to which the Consolidated Agreements (as defined in the Consolidation Letter) were merged into the Remaining Factoring Agreements (as defined in the Consolidation Letter), thus, leaving the Remaining Factoring Agreements effective relating to the Companies under their predecessor names, including, without limitation, the CCIP Factoring Agreement and the Hamco Factoring Agreement (each as defined in the Financing Agreement).

D.     Carousel Designs, LLC, a Delaware limited liability company (“Carousel”) and a subsidiary of CCI is a party to the Financing Agreement pursuant to a prior joinder agreement and the Companies have represented and warranted to CIT that effective as of February 8, 2023, Carousel has ceased to operate and has been dissolved in its state of organization and that the Companies have all necessary authority to remove Carousel as a party to the Financing Agreement and the Loan Documents.

E.     Additionally, CCI has acquired all the membership interest (“Manhattan Equity Interest”) of Manhattan Group, LLC d/b/a The Manhattan Toy Company and Manhattan Toy, which owns all of the shares of Manhattan Toy Europe (“Manhattan”, “MTE” and the Companies, each, a “Remaining Company”, and, collectively, the “Remaining Companies”).

F.     In recognition of the future business relationship, common interest and efficiencies in interrelated operations and finances and the financial benefits arising from the joint operation, management and financing of Manhattan and the Companies, Manhattan and MTE requested, and the Companies and CIT have agreed, that Manhattan and MTE be permitted to join in the Financing Agreement and in all of the Loan Documents as a party thereto, a co-debtor and a co-guarantor of the Obligations of each Company, subject to the terms and conditions hereof.

G.     CIT’s agreement to the request to join Manhattan and MTE and remove Carousel is contingent upon the terms and subject to the conditions and limitations set forth herein, and to accomplish the foregoing, the Joined Companies, Manhattan, MTE and CIT have agreed to execute this Amendment.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Joined Companies and CIT hereby agree as follows:

ARTICLE I

CONSENT, JOINDER AND ELIMINATION

1.1    Consent to Acquisition. To the extent necessary, CIT hereby consents to CCI’s acquisition of the Manhattan Equity Interest and the consummation of the transactions contemplated by the transactional documents related thereto.

1.2      Consent to Joinder. The Companies and CIT consent to the joinder of Manhattan and MTE under the Financing Agreement and all of the other Loan Documents, as more fully described herein.

1.3      Joinder. Manhattan and MTE each joins in, assumes, adopts and becomes a party to, and co-debtor and a co-guarantor of the Obligations under, the Financing Agreement and all of the other Loan Documents as a “Company”. All references to “Companies,” collectively, “Company”, individually, and/or “you” contained in the Financing Agreement and the other Loan Documents shall, for all purposes, refer to and include all the Remaining Companies. Manhattan and MTE each hereby agrees to all of the terms and conditions contained in the Financing Agreement and the other Loan Documents with the same legal effect as if Manhattan and MTE were an original signatory thereto, including, without limitation, the grant of a continuing security interest and lien in the Collateral of Manhattan and MTE, whether now owned or existing or hereafter acquired or arising. Without limiting the generality of the foregoing, Manhattan and MTE are jointly and severally liable for all present and future Obligations arising under the Financing Agreement and the other Loan Documents.

1.4     Removal of Carousel. The Companies and CIT agree that Carousel shall and is removed as a party to the Loan Documents and will not be required to execute this Amendment or future agreements.

ARTICLE II

AMENDMENTS TO FINANCING AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

The Financing Agreement is hereby amended as follows:

A.	The Preamble of the Financing Agreement is hereby deleted and the following is inserted in lieu of:

THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation, with an office located at Suite 700, 201 South Tryon Street, Charlotte, North Carolina 28202 (“CIT”), is pleased to confirm the terms and conditions under which CIT shall make revolving loans and other financial accommodations to CROWN CRAFTS, INC., a Delaware corporation with its principal offices located at 916 South Burnside Avenue, Gonzales, Louisiana 70737 (“CCI”), SASSY BABY, INC. (f/k/a Hamco, Inc.), a Louisiana corporation with its principal offices located at 916 South Burnside Avenue, Gonzales, Louisiana 70737 (“Sassy”), MANHATTAN GROUP, LLC d/b/a The Manhattan Toy Company and Manhattan Toy, a Wyoming limited liability company with its principal office located at 110 North 5th St., Suite 700, Minneapolis, Minnesota 55403 (“Manhattan”), MANHATTAN TOY EUROPE, Limited a United Kingdom company with its principal office at Suite 3, 5 Robin Hood Lane, Sutton, Surrey SM1 2SW, UK (“MTE”), and NOJO BABY & KIDS, INC. (f/k/a Crown Crafts Infant Products, Inc.), a Delaware corporation with its principal offices located at 711 West Walnut Street, Compton, California 90220 (together with CCI, Sassy, Manhattan and MTE, the “Companies” and each a “Company”);

B.	Section 1.1 of the Financing Agreement is amended by:

i.

Deleting the definitions of “CCIP Client Risk Account”, “CCIP Factor Risk Account”, “CCIP Factored Account”, “CCIP Factoring Agreement”, “Hamco Client Risk Account”, “Hamco Factor Risk Account”, “Hamco Factored Account” and “Hamco Factoring Agreement”.

ii.

Deleting the definitions of “Client Risk Accounts”, “Factor Risk Accounts”, “Factored Accounts” and “Factoring Agreements” and inserting the follow new definitions in the appropriate alphabetical sequence:

Client Risk Accounts shall mean a Factored Account upon which CIT shall not have assumed the Credit Risk.

Factor Risk Account shall mean a Factored Account on which CIT shall have assumed the Credit Risk.

Factored Account shall mean a Trade Account Receivable that has been factored under the Factoring Agreements and is owned by CIT.

Factoring Agreements shall mean the Remaining Factoring Agreements (as defined in the Factoring Agreement Consolidation and Joinder Letter dated April 30, 2019).

iii.	Deleting the definition of “Financial Covenant Inapplicability Date” and replacing it with the following in lieu thereof:

Financial Covenant Inapplicability Date shall mean any date after the occurrence of any Financial Covenant Applicability Date on which Net Availability is equal to or greater than $3,500,000.

iv.	Deleting the definition of “Revolving Line of Credit" and replacing it with the following in lieu thereof:

Revolving Line of Credit shall mean the commitment of CIT to make Revolving Loans pursuant to Section 3 of this Financing Agreement and assist the Companies in opening Letters of Credit pursuant to Section 5 of this Financing Agreement, in an aggregate amount equal to $35,000,000.

v.	The definition of “Terminated Date” is amended by replacing the date “July 11, 2025” with “July 11, 2028” in lieu thereof

C.	Section 12.6(a) of the Financing Agreement is hereby deleted and the following is inserted in lieu thereof:

(a)         if to CIT, at:

The CIT Group/Commercial Services, Inc.

Suite 700

201 South Tryon Street

Charlotte, North Carolina 28202

Attn: Regional Credit Manager

Telecopier No.: (704) 339-2910;

with a copy to:

The CIT Group/Commercial Services, Inc.

Suite 700

201 South Tryon Street

Charlotte, North Carolina 28202

Attn: Legal Dept.

Telecopier No.: (704) 339-2910

D.	Schedule 7.1(b) of the Financing Agreement is hereby amended to delete “Churchill Weavers, Inc.” in each list and to insert the following in lieu thereof in each list, respectively:

Manhattan Group, LLC

Manhattan Group, LLC: Wyoming

Manhattan Group, LLC: 41-1860663 (F.E.I.N.)

Manhattan Group, LLC: 1996-000317838 (State org. ID)

Manhattan Group, LLC: 110 North 5th Street, Suite 700, Minneapolis, MN 55403

Manhattan Toy Europe, Limited

Manhattan Toy Europe, Limited: United Kingdom

Manhattan Toy Europe, Limited: (F.E.I.N.)

Manhattan Toy Europe, Limited: Suite 3, 5 Robin Hood Lane, Sutton, Surrey SM1 2SW, UK

E.

The Exhibits and Annexes to the Financing Agreement are hereby amended to conform the references therein to Company and Companies as referenced above and exchange any reference to the current name or short-hand name of the respective entity and eliminate references to Churchill Weavers, Inc. and Weavers and replace such with Manhattan Group, LLC or “Manhattan” as appropriate.

And

F.	To extent that any provision of the Financing Agreement relates to Weavers, it is amended to delete such reference as currently applicable.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Remaining Companies hereby represent and warrant to CIT that:

2.1    Compliance with the Financing Agreement. As of the execution of this Amendment, each Remaining Company is in compliance with all of the terms and provisions set forth in the Financing Agreement and the other Loan Documents to be observed or performed by such Remaining Company.

2.2     Representations in Financing Agreement. The representations and warranties of each Remaining Company set forth in the Financing Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

2.3	No Event of Default. No Default or Event of Default exists.

ARTICLE IV

CONDITIONS PRECEDENT

3.1       Loan Documents. The Financing Agreement and the other Loan Documents are amended to provide that any reference therein to the Financing Agreement shall mean, unless otherwise specifically provided, the Financing Agreement as amended hereby, and as further amended, restated, supplemented or modified from time to time.

3.2	Conditions Precedent.

(a)

The amendments to the Financing Agreement contained in this Amendment shall become effective, and shall be deemed effective as the date first written above (the “Effective Time”), provided the following conditions precedent have been satisfied or waived by CIT:

  (i)  CIT shall have received the following documents, each to be in form and content satisfactory to CIT and its counsel:

(x) this Amendment, duly executed by the Remaining Companies; and

(y) such other documents, instruments and agreements as CIT shall reasonably request in connection with the foregoing matters.

(ii) There shall not have occurred any event, condition or state of facts which would reasonably be expected to have a Material Adverse Effect, as reasonably determined by CIT; and

(iii) At the Effective Time and on the date hereof, no Default or Event of Default exists.

For the avoidance of doubt, it is understood and agreed that if the conditions precedent described in this Section 3.2 are not satisfied or waived by CIT as of the Effective Time, the amendments to the Financing Agreement contained in this Amendment shall be deemed to be null and void and of no further force and effect whatsoever.

ARTICLE V

GENERAL

4.1    Full Force and Effect. As expressly amended hereby, the Financing Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Financing Agreement and the other Loan Documents, “hereinafter,” “hereto,” “hereof,” or words of similar import, shall, unless the context otherwise requires, mean the Financing Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.

4.2    Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

4.3    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or by electronic transmission in “pdf” or other imaging format or other means of electronic authentication shall be equally as effective as delivery of an original executed counterpart of this Amendment.

4.4    Further Assurances. The Remaining Companies shall execute and deliver to CIT such documents, certificates and opinions as CIT may reasonably request to effect the amendments contemplated by this Amendment.

4.5     Headings. The headings of this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

4.6   Expenses. The Remaining Companies shall reimburse CIT for CIT’s legal fees and expenses (whether in-house or outside) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents contemplated hereby.

4.7    Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH REMAINING COMPANY AND CIT WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE FINANCING AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers on the day and year first above written.

REMAINING COMPANIES:

CROWN CRAFTS, INC.
SASSY BABY, INC.
NOJO BABY & KIDS, INC.
MANHATTAN GROUP, LLC
MANHATTAN TOY EUROPE, LIMITED

By:	/s/ Craig J. Demarest
Craig J. Demarest
CFO

CIT:

THE CIT GROUP/COMMERCIAL SERVICES, INC.

By:	/s/ Vernon Wells
Vernon Wells
Vice President